UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 29, 2023 (December 28, 2023)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On December 29, 2023, Prospect Capital Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Amended and Restated Dealer Manager Agreement, dated February 25, 2021, with Preferred Capital Securities, LLC (the “Dealer Manager”) (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager has agreed to serve as the Company’s agent and dealer manager for the Company’s offering of up to 80,000,000 shares of any combination of its 5.50% Series A1 Preferred Stock, 5.50% Series M1 Preferred Stock, 5.50% Series M2 Preferred Stock, 6.50% Series A3 Preferred Stock, 6.50% Series M3 Preferred Stock, Floating Rate Series A4 Preferred Stock and Floating Rate Series M4 Preferred Stock, each par value $0.001 per share, and with a $2,000,000,000 aggregate liquidation preference (together, the "Preferred Stock”). The Company may offer any future series of Preferred Stock, provided that the aggregate number of shares issued across all series of Preferred Stock offered pursuant to the Dealer Manager Agreement shall not exceed 80,000,000 shares.

The Preferred Stock is registered with the Securities and Exchange Commission pursuant to an automatic shelf registration statement on Form N-2 (File No. 333-269714) under the Securities Act of 1933, as amended (the “Registration Statement”), and will be offered and sold pursuant to a prospectus supplement dated December 29, 2023, and a base prospectus dated February 10, 2023, relating to the Registration Statement (collectively, the “Prospectus”).

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Venable LLP, special Maryland counsel to the Company, has issued a legal opinion relating to the validity of the shares of Preferred Stock, a copy of which is attached to this Form 8-K as Exhibit 5.1.

Item 3.03. Material Modification to Rights of Security Holders.

On December 28, 2023, the Company filed two Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (“SDAT”). One Articles Supplementary reclassified and designated 160,000,000 shares of the Company’s authorized and unissued shares of common stock, par value $0.001 per share (the “Common Stock”), into 80,000,000 shares of a series of preferred stock, designated as “Preferred Stock, Series A4”, par value $0.001 per share (the “Series A4 Shares”) and 80,000,000 shares of a series of preferred stock, designated as “Preferred Stock, Series M4”, par value $0.001 per share (the “Series M4 Shares”).

The other Articles Supplementary reclassified (i) 8,000,000 authorized but unissued shares of Common Stock as additional shares of Convertible Preferred Stock, Series A1, par value $0.001 per share, (ii) 8,000,000 authorized but unissued shares of Common Stock as additional shares of Convertible Preferred Stock, Series A3, par value $0.001 per share, (iii) 8,000,000 authorized but unissued shares of Common Stock as additional shares of Convertible Preferred Stock, Series M1, par value $0.001 per share, (iv) 8,000,000 authorized but unissued shares of Common Stock as additional shares of Convertible Preferred Stock, Series M2, par value $0.001 per share, and (v) 8,000,000 authorized but unissued shares of Common Stock as additional shares of Convertible Preferred Stock, Series M3, par value $0.001 per share.

The foregoing reclassifications decreased the number of shares classified as Common Stock from 1,552,100,000 shares immediately prior to the reclassification to 1,352,100,000 shares immediately after the reclassification. The description of the Preferred Stock contained in the section of the Prospectus entitled “Description of the Preferred Stock” is incorporated herein by reference.

The foregoing description of the Preferred Stock is only a summary and is qualified in its entirety by reference to the full text of the Articles Supplementary, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 8.01. Other Events.

Preferred Stock Dividend Reinvestment Plan

Effective as of December 29, 2023, the Company amended and restated its Preferred Stock Distribution Reinvestment Plan (the “DRIP”). Under the DRIP, holders of the Preferred Stock (“preferred stockholders”) series will have dividends on their Preferred Stock series automatically reinvested in additional shares of such Preferred Stock series at a price per share (i) of $25.00 for Floating Rate Series A4 Preferred Stock and Floating Rate Series M4 Preferred Stock and (ii) of $23.75 per share (95% of the stated value of $25.00 per share of Preferred Stock) for 5.50% Series A1 Preferred Stock, 5.50% Series M1 Preferred Stock, 5.50% Series M2 Preferred Stock, 5.50% Series AA1 Preferred Stock, 5.50% Series A2 Preferred Stock, 5.50% Series MM1 Preferred Stock, 6.50% Series A3 Preferred Stock, 6.50% Series M3 Preferred Stock, 6.50% Series AA2 Preferred Stock and 6.50% Series MM2 Preferred Stock, if they so elect. Once enrolled in the DRIP, preferred stockholders may elect to reinvest all, but not less than all, of their dividends in additional shares of the Preferred Stock series, until they terminate their participation in the DRIP. The Company will pay all fees or other charges on shares of the Preferred Stock series purchased through the DRIP.

Shares of the Preferred Stock series purchased under the DRIP will come from the Company’s authorized but unissued shares of the Preferred Stock series. Shares of the Preferred Stock series received through the DRIP will be of the same series and have the same original issue date for purposes of calculating the fee associated with a preferred stockholder’s election to convert shares or redeem shares, as applicable, of the Preferred Stock series held by the preferred stockholder prior to the listing of the Preferred Stock series on a national securities exchange and for other terms of the Preferred Stock series based on issuance date as the Preferred Stock series for which the dividend was declared. The Company may terminate the DRIP at any time in its sole discretion. The description of the DRIP contained in the section of the Prospectus entitled “Preferred Stock Dividend Reinvestment Plan” is incorporated herein by reference.

The foregoing description of the DRIP is only a summary and is qualified in its entirety by reference to the full text of the DRIP, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

1.1    Amendment No. 4 to Amended and Restated Dealer Manager Agreement, dated December 29, 2023, between the Company and Preferred Capital Securities, LLC.
3.1    Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation - Preferred Stock, Series A4, Preferred Stock Series M4
3.2    Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation - Convertible Preferred Stock
5.1    Opinion of Venable LLP
99.1    Amended and Restated Preferred Stock Dividend Reinvestment Plan

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date: December 29, 2023

Index to Exhibits

Exhibit Number	Description
1.1	Amendment No. 4 to Amended and Restated Dealer Manager Agreement, dated December 29, 2023, between the Company and Preferred Capital Securities, LLC
3.1	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation - Preferred Stock, Series A4, Preferred Stock Series M4
3.2	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation - Convertible Preferred Stock
5.1	Opinion of Venable LLP
99.1	Amended and Restated Preferred Stock Dividend Reinvestment Plan